Exhibit No. 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Advanced Photonix, Inc. (the “Company”) on Form 10-Q for the period ending June 27, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2014

/s/ Jeff Anderson
Jeff Anderson
Chief Financial Officer